RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: MEG Energy Corp (MEGCN 6.50% January 15, 2025 144A), Cusip 552704AD0

3.         Underwriter from whom purchased: Barclays Capital Inc

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $31,756,000

6.         Aggregate principal amount of offering:          $750,000,000

7.         Purchase price (net of fees and expenses): $100.00

8.         Offering price at close of first day on which any sales were made: $100.00

9.         Date of Purchase: 1/12/2017

10.       Date offering commenced: 1/12/2017

11.       Commission, spread or profit:  1.00%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

b.                  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

            (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

f.                   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 1

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           March 15, 2017

Page | 2

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: WildHorse Resource Development Corporation (WRD 6.875% February 1, 2025 144A), Cusip 96812TAA0

3.         Underwriter from whom purchased: Wells Fargo Advisors

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $17,605,886

6.         Aggregate principal amount of offering:          $347,354,000

7.         Purchase price (net of fees and expenses): $99.244

8.         Offering price at close of first day on which any sales were made: $99.244

9.         Date of Purchase: 1/27/2017

10.       Date offering commenced: 1/27/2017

11.       Commission, spread or profit:  2.00%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

b.                  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

f.                   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 3

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           March 15, 2017

Page | 4

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: Zayo Group LLC and Zayo Capital Inc. (ZAYOGR 5.75% January 15, 2027 144A), Cusip 989194AP0

3.         Underwriter from whom purchased: Wells Fargo Advisors

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $16,138,000

6.         Aggregate principal amount of offering:          $800,000,000

7.         Purchase price (net of fees and expenses): $100.00

8.         Offering price at close of first day on which any sales were made: $100.00

9.         Date of Purchase: 01/12/2017

10.       Date offering commenced: 01/12/2017

11.       Commission, spread or profit:  1.00%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

b.                  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

f.                   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 5

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           March 15, 2017

Page | 6

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: Block Communications Inc (BLOCKC 6.875% February 15, 2025 144A), Cusip 093645AH2

3.         Underwriter from whom purchased: BofA Merrill Lynch

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $4,095,000

6.         Aggregate principal amount of offering:          $500,000,000

7.         Purchase price (net of fees and expenses): $100.00

8.         Offering price at close of first day on which any sales were made: $100.00

9.         Date of Purchase: 02/09/2017

10.       Date offering commenced: 02/09/2017

11.       Commission, spread or profit:  1.71%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

c.                   (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

            (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

g.                   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 7

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           April 4, 2017

Page | 8

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: American Greetings Corp (AM 7.875% February 15, 2025 144A), Cusip 026375AQ8

3.         Underwriter from whom purchased: BofA Merrill Lynch

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $15,502,316

6.         Aggregate principal amount of offering:          $397,088,000

7.         Purchase price (net of fees and expenses): $99.272

8.         Offering price at close of first day on which any sales were made: $99.272

9.         Date of Purchase: 02/02/2017

10.       Date offering commenced: 02/02/2017

11.       Commission, spread or profit:  1.50%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

c.                   (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

g.                   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 9

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           April 4, 2017

Page | 10

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: Halcon Resources Corp (HKUS 6.75% February 15, 2025 144A), Cusip 40537QAN0

3.         Underwriter from whom purchased: BofA Merrill Lynch

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $39,545,000

6.         Aggregate principal amount of offering:          $850,000,000

7.         Purchase price (net of fees and expenses): $100.00

8.         Offering price at close of first day on which any sales were made: $100.00

9.         Date of Purchase: 02/09/2017

10.       Date offering commenced: 02/09/2017

11.       Commission, spread or profit:  1.75%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

c.                   (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

g.                   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 11

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           April 4, 2017

Page | 12

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: Hill-Rom Holdings Inc (HRC 5.00% February 15, 2025 144A), Cusip 431475AB8

3.         Underwriter from whom purchased: BofA Merrill Lynch

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $6,500,000

6.         Aggregate principal amount of offering:          $300,000,000

7.         Purchase price (net of fees and expenses): $100.00

8.         Offering price at close of first day on which any sales were made: $100.00

9.         Date of Purchase: 02/09/2017

10.       Date offering commenced: 02/09/2017

11.       Commission, spread or profit:  1.25%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

d.                  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

h.                  (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 13

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           April 4, 2017

Page | 14

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: Post Holdings Inc. (POST 5.50% March 1, 2025 144A), Cusip 737446AL8

3.         Underwriter from whom purchased: Barclays Capital Inc.

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $44,612,000

6.         Aggregate principal amount of offering:          $1,000,000,000

7.         Purchase price (net of fees and expenses): $100.00

8.         Offering price at close of first day on which any sales were made: $100.00

9.         Date of Purchase: 02/06/2017

10.       Date offering commenced: 02/06/2017

11.       Commission, spread or profit:  1.00%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

e.                   (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

i.                    (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 15

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           April 4, 2017

Page | 16

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: Scientifc Games International, Inc. (SGMS 7.00% January 1, 2022 144A), Cusip 80874YAV2

3.         Underwriter from whom purchased: BofA Merrill Lynch

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $51,637,900

6.         Aggregate principal amount of offering:          $1,219,000,000

7.         Purchase price (net of fees and expenses): $106.00

8.         Offering price at close of first day on which any sales were made: $106.00

9.         Date of Purchase: 02/01/2017

10.       Date offering commenced: 02/01/2017

11.       Commission, spread or profit:  1.50%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

f.                   (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

j.                    (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 17

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           April 4, 2017

Page | 18

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: American Axle & Manufacturing Inc. (AXL 6.25% April 1, 2025 144A), Cusip 02406PAP5

3.         Underwriter from whom purchased: Barclays Capital Inc.

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $25,091,000

6.         Aggregate principal amount of offering:          $700,000,000

7.         Purchase price (net of fees and expenses): $100.00

8.         Offering price at close of first day on which any sales were made: $100.00

9.         Date of Purchase: 03/09/2017

10.       Date offering commenced: 03/09/2017

11.       Commission, spread or profit:  1.50%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

d.                  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

            (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

h.                  (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 19

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           April 21, 2017

Page | 20

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: American Axle & Manufacturing Inc. (AXL 6.50% April 1, 2027 144A), Cusip 02406PAS9

3.         Underwriter from whom purchased: Barclays Capital Inc.

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $36,885,000

6.         Aggregate principal amount of offering:          $500,000,000

7.         Purchase price (net of fees and expenses): $100.00

8.         Offering price at close of first day on which any sales were made: $100.00

9.         Date of Purchase: 03/09/2017

10.       Date offering commenced: 03/09/2017

11.       Commission, spread or profit:  1.50%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

d.                  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

h.                  (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 21

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           April 21, 2017

Page | 22

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: CCO Holdings LLC and CCO Holdings Capital Corp (CHTR 5.125% May 1, 2027 144A), Cusip 1248EPBT9

3.         Underwriter from whom purchased: Deutsche Bank Securities

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $17,399,250

6.         Aggregate principal amount of offering:          $990,000,000

7.         Purchase price (net of fees and expenses): $99.00

8.         Offering price at close of first day on which any sales were made: $99.00

9.         Date of Purchase: 03/09/2017

10.       Date offering commenced: 03/09/2017

11.       Commission, spread or profit:  0.87%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

g.                   (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

k.                  (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 23

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           April 21, 2017

Page | 24

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: Dana Financing Luxembourg S.a.r.l. (DAN 5.75% April 15, 2025 144A), Cusip 235822AB9

3.         Underwriter from whom purchased: Citigroup Gloal Markets Inc.

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $35,185,000

6.         Aggregate principal amount of offering:          $400,000,000

7.         Purchase price (net of fees and expenses): $100.00

8.         Offering price at close of first day on which any sales were made: $100.00

9.         Date of Purchase: 03/21/2017

10.       Date offering commenced: 03/21/2017

11.       Commission, spread or profit:  1.25%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

h.                  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

l.                    (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 25

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           April 21, 2017

Page | 26

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: Gartner Inc (IT 5.125% April 1, 2025 144A), Cusip 366651AB3

3.         Underwriter from whom purchased: Goldman Sachs and Company New York

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $35,410,000

6.         Aggregate principal amount of offering:          $800,000,000

7.         Purchase price (net of fees and expenses): $100.00

8.         Offering price at close of first day on which any sales were made: $100.00

9.         Date of Purchase: 03/16/2017

10.       Date offering commenced: 03/16/2017

11.       Commission, spread or profit:  1.25%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

i.                    (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

m.                (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 27

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           April 21, 2017

Page | 28

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: Hilton Worldwide Finance LLC (HLT 4.625% April 1, 2025 144A), Cusip 432891AG4

3.         Underwriter from whom purchased: Goldman Sachs and Company New York

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $32,947,000

6.         Aggregate principal amount of offering:          $900,000,000

7.         Purchase price (net of fees and expenses): $100.00

8.         Offering price at close of first day on which any sales were made: $100.00

9.         Date of Purchase: 03/07/2017

10.       Date offering commenced: 03/07/2017

11.       Commission, spread or profit:  1.25%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

j.                    (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

n.                  (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 29

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           April 21, 2017

Page | 30

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: Hilton Worldwide Finance LLC (HLT 4.875% April 1, 2027 144A), Cusip 432891AJ8

3.         Underwriter from whom purchased: Goldman Sachs and Company New York

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $16,491,000

6.         Aggregate principal amount of offering:          $600,000,000

7.         Purchase price (net of fees and expenses): $100.00

8.         Offering price at close of first day on which any sales were made: $100.00

9.         Date of Purchase: 03/07/2017

10.       Date offering commenced: 03/07/2017

11.       Commission, spread or profit:  1.25%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

k.                  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

o.                  (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 31

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           April 21, 2017

Page | 32

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: Valeant Pharmaceuticals Inc (VRXCN 6.50% March 15, 2022 144A), Cusip 91911KAJ1

3.         Underwriter from whom purchased: Barclays Capital Inc.

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $27,653,000

6.         Aggregate principal amount of offering:          $1,250,000,000

7.         Purchase price (net of fees and expenses): $100.00

8.         Offering price at close of first day on which any sales were made: $100.00

9.         Date of Purchase: 03/09/2017

10.       Date offering commenced: 03/09/2017

11.       Commission, spread or profit:  1.13%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

l.                    (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

p.                  (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 33

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           April 21, 2017

Page | 34

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: Valeant Pharmaceuticals Inc (VRXCN 7.00% March 15, 2024 144A), Cusip 91911KAK8

3.         Underwriter from whom purchased: Barclays Capital Inc.

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $76,643,000

6.         Aggregate principal amount of offering:          $2,000,000,000

7.         Purchase price (net of fees and expenses): $100.00

8.         Offering price at close of first day on which any sales were made: $100.00

9.         Date of Purchase: 03/09/2017

10.       Date offering commenced: 03/09/2017

11.       Commission, spread or profit:  1.13%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

m.                (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

q.                  (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 35

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           April 21, 2017

Page | 36

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: Videotran Ltd (QBRCN 5.125% April 15, 2027 144A), Cusip 92660FAK0

3.         Underwriter from whom purchased: BofA Merrill Lynch

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $25,689,000

6.         Aggregate principal amount of offering:          $600,000,000

7.         Purchase price (net of fees and expenses): $100.00

8.         Offering price at close of first day on which any sales were made: $100.00

9.         Date of Purchase: 3/31/2017

10.       Date offering commenced: 3/31/2017

11.       Commission, spread or profit:  0.96%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

n.                  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

r.                    (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 37

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           April 21, 2017

Page | 38

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: Cedar Fair, L.P. (FUN 5.375% April 15,2027 144A), Cusip 150190AA4

3.         Underwriter from whom purchased: Wells Fargo Advisors LLC

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $10,915,000

6.         Aggregate principal amount of offering:          $500,000,000

7.         Purchase price (net of fees and expenses): $100.00

8.         Offering price at close of first day on which any sales were made: $100.00

9.         Date of Purchase: 04/10/2017

10.       Date offering commenced: 04/10/2017

11.       Commission, spread or profit:  1.40%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

e.                   (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

            (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

i.                    (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 39

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           May 25, 2017

Page | 40

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: Nustar Logistics LP (NSUS 5.625% April 28, 2027), Cusip 67059TAE5

3.         Underwriter from whom purchased: Mizuho Securities USA Inc

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $32,975,000

6.         Aggregate principal amount of offering:          $550,000,000

7.         Purchase price (net of fees and expenses): $100.00

8.         Offering price at close of first day on which any sales were made: $100.00

9.         Date of Purchase: 04/20/2017

10.       Date offering commenced: 04/20/2017

11.       Commission, spread or profit:  1.00%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

X ____ ____ ____ ____ ____ ____ ____

e.                   (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

i.                    (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

X ____ ____ ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 41

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           May 25, 2017

Page | 42

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: EW Scripps Company (SSP 5.125% May 15, 2025 144A), Cusip 811054AG0

3.         Underwriter from whom purchased: Wells Fargo Advisors LLC

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $15,224,000

6.         Aggregate principal amount of offering:          $400,000,000

7.         Purchase price (net of fees and expenses): $100.00

8.         Offering price at close of first day on which any sales were made: $100.00

9.         Date of Purchase: 04/20/2017

10.       Date offering commenced: 04/20/2017

11.       Commission, spread or profit:  1.50%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

o.                  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

s.                   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 43

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           May 25, 2017

Page | 44

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: CDK Global, Inc. (CDK 4.875% June 1, 2027 144A), Cusip 12508EAE1

3.         Underwriter from whom purchased: BofA Merrill Lynch

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $8,730,000

6.         Aggregate principal amount of offering:          $600,000,000

7.         Purchase price (net of fees and expenses): $100.00

8.         Offering price at close of first day on which any sales were made: $100.00

9.         Date of Purchase: 05/10/2017

10.       Date offering commenced: 05/10/2017

11.       Commission, spread or profit:  1.25%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

f.                   (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

            (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

j.                    (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 45

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           June 22, 2017

Page | 46

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: Cheniere Corpus Christi Holdings, LLC (CHCOCH 5.125% June 30, 2027 144A), Cusip 16412XAE5

3.         Underwriter from whom purchased: RBC Capital Markets LLC

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $21,830,000

6.         Aggregate principal amount of offering:          $1,500,000,000

7.         Purchase price (net of fees and expenses): $100.00

8.         Offering price at close of first day on which any sales were made: $100.00

9.         Date of Purchase: 05/15/2017

10.       Date offering commenced: 05/15/2017

11.       Commission, spread or profit:  0.84%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

f.                   (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

j.                    (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 47

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           June 22, 2017

Page | 48

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: Chesapeake Energy Corporation (CHK 8.00% June 15, 2027 144A), Cusip 165167CV7

3.         Underwriter from whom purchased: Citigroup Global Markets Inc.

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $36,678,000

6.         Aggregate principal amount of offering:          $750,000,000

7.         Purchase price (net of fees and expenses): $100.00

8.         Offering price at close of first day on which any sales were made: $100.00

9.         Date of Purchase: 05/22/2017

10.       Date offering commenced: 05/22/2017

11.       Commission, spread or profit:  1.00%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

p.                  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

t.                    (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 49

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           June 22, 2017

Page | 50

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: Intelsat Jackson Holdings S.A. (INTEL 9.75% July 15, 2025 144A), Cusip 45824TAY1

3.         Underwriter from whom purchased: Credit Suisse Securities (USA) LLC

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $58,420,000

6.         Aggregate principal amount of offering:          $1,500,000,000

7.         Purchase price (net of fees and expenses): $100.00

8.         Offering price at close of first day on which any sales were made: $100.00

9.         Date of Purchase: 06/07/2017

10.       Date offering commenced: 06/07/2017

11.       Commission, spread or profit:  1.00%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

g.                   (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

            (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

k.                  (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 51

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           July 14, 2017

Page | 52

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record of Securities Purchased

Rule 10f-3 Procedures

1.         Name of Portfolio: Integrity High Income Fund

2.         Name of Issuer: Venator Finance S.a.r.l. (VNTR 5.75% July 15, 2025 144A), Cusip 9226APAA3

3.         Underwriter from whom purchased: Citigroup Global Markets

4.         “Affiliated Underwriter” managing or participating in underwriting syndicate: JPMorgan Securities LLC

5.         Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $21,852,000

6.         Aggregate principal amount of offering:          $375,000,000

7.         Purchase price (net of fees and expenses): $100.00

8.         Offering price at close of first day on which any sales were made: $100.00

9.         Date of Purchase: 06/29/2017

10.       Date offering commenced: 06/29/2017

11.       Commission, spread or profit:  1.00%

12.       Have the following conditions been satisfied?                                                     Yes            No

a.         The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

____ ____ ____ ____ ____ ____ X ____

g.                   (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X ____

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

____ ____
c. The underwriting was a firm commitment underwriting?	X ____
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X ____
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X ____

k.                  (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

            (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)         The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)        The principal amount of the offering of such class in any concurrent public offering?

____ ____ X ____

g.         (1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

X ____ ____ ____
h. Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X ____

Page | 53

I have submitted these answers and completed this form based on all available information.

Name:        Anna K. Jensen

Title:          Regulatory Reporting Manager

Date:           July 14, 2017

Page | 54